RAREVIEW TOTAL RETURN BOND ETF

Ticker Symbol: RTRE

Primary Listing Exchange for the Fund: Cboe BZX Exchange, Inc.

(a series of the Collaborative Investment Series Trust)

Supplement dated April 27, 2026 to the Prospectus and Summary Prospectus dated February 1, 2026

Effective May 1, 2026, the fee table on page 39 of the Prospectus and page 1 of the Summary Prospectus is replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.67%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.60%
Acquired Fund Fees and Expenses(1)	0.06%
Total Annual Fund Operating Expenses	1.33%
Fee Waiver and/or Expense Reimbursement(2)	(0.63)%
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement	0.70%

(1)	Acquired Fund Fees and Expenses, which are estimated for the Fund’s current fiscal year, are the indirect costs of investing in other investment companies and not a cost borne directly by the Fund. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund. Excluding Acquired Fund Fees and Expenses, Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement are 0.64%.
(2)	Rareview Capital LLC (the “Adviser”) has contractually agreed to waive a portion or all of its management fees and/or reimburse Fund expenses (excluding front-end or contingent deferred loads, Rule 12b-1 fees, shareholder servicing fees, acquired fund fees and expenses, taxes, leverage/borrowing interest, interest expense, dividends on securities sold short, brokerage or other transactional expenses and extraordinary expenses) in order to limit the Total Annual Fund Operating Expenses to 0.67% of average daily net assets of the Fund (the “Expense Cap”). The Expense Cap will remain in effect through at least January 31, 2027 and may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”). The Adviser may request recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date they were waived or reimbursed, provided that after payment of the recoupment, the Total Annual Fund Operating Expenses do not exceed the lesser of the Expense Limitation Agreement: (i) in effect at the time of the waiver or reimbursement, or (ii) in effect at the time of recoupment.

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You should read this Supplement in conjunction with the Prospectus and Summary Prospectus dated February 1, 2026 for the Fund, which provides information that you should know about the Fund before investing and should be retained for future references. These documents are available upon request and without charge by calling 1-(888)-783-8637.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE